+1 617 526 6000 (t)
+1 617 526 5000 (t)
wilmerhale.com
April 19, 2007
By Electronic Submission
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Airvana, Inc.
Registration Statement on Form S-1
Ladies and Gentlemen:
Submitted herewith for filing on behalf of Airvana, Inc. (the “Company”) is a Registration Statement on Form S-1 relating to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of $100.0 million in shares of Common Stock of the Company.
This filing is being effected by direct transmission to the Commission’s EDGAR System. On April 17, 2007, in anticipation of this filing, the Company caused the filing fee of $3,070 to be wire transferred to the Commission’s account at the Mellon Bank in Pittsburgh.
The Registration Statement relates to the Company’s initial public offering of securities. It is the intent of the Company and the managing underwriters of the proposed offering to have the Registration Statement declared effective as early as possible.
Acceleration requests may be made orally, and the Company and the managing underwriters of the proposed offering have authorized us to represent on their behalf that they are aware of their obligations under the Securities Act with respect thereto.
Please contact the undersigned or Mark G. Borden of this firm at (617) 526-6000 with any questions or comments you may have regarding this filing.
Very truly yours,
/s/ Peter N. Handrinos
Peter N. Handrinos

cc:	Randall S. Battat
Peter C. Anastos
Airvana, Inc.
Wilmer Culter Pickering Hale and Dorr llp, 60 State Street, Boston, Massachusetts 02109
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